VIRTUS Silvant Large-Cap Growth Stock Fund
SCHEDULE OF INVESTMENTS (Unaudited)
March 31, 2025
($ reported in thousands)
	Shares	Value
Common Stocks—97.5%
Communication Services—13.4%
Alphabet, Inc. Class A	39,794	$ 6,154
Alphabet, Inc. Class C	34,535	5,395
Meta Platforms, Inc. Class A	16,712	9,632
Netflix, Inc.(1)	4,175	3,893
Reddit, Inc. Class A(1)	9,588	1,006
Snap, Inc. Class A(1)	8,381	73
Trade Desk, Inc. (The) Class A(1)	7,787	426
		26,579

Consumer Discretionary—15.5%
Amazon.com, Inc.(1)	76,159	14,490
Booking Holdings, Inc.	606	2,792
Chipotle Mexican Grill, Inc. Class A(1)	35,766	1,796
DraftKings, Inc. Class A(1)	31,043	1,031
Las Vegas Sands Corp.	16,346	631
Lululemon Athletica, Inc.(1)	2,092	592
MercadoLibre, Inc.(1)	712	1,389
O’Reilly Automotive, Inc.(1)	1,553	2,225
Royal Caribbean Cruises Ltd.	13,620	2,798
TJX Cos., Inc. (The)	23,537	2,867
		30,611

Consumer Staples—2.8%
Colgate-Palmolive Co.	7,473	700
Costco Wholesale Corp.	5,157	4,878
		5,578

Financials—8.1%
American Express Co.	8,356	2,248
Mastercard, Inc. Class A	8,390	4,599
S&P Global, Inc.	4,940	2,510
Visa, Inc. Class A	15,333	5,374
Wells Fargo & Co.	16,785	1,205
		15,936

Health Care—9.4%
Bristol-Myers Squibb Co.	18,096	1,104
Eli Lilly & Co.	11,034	9,113
Insulet Corp.(1)	2,049	538
Intuitive Surgical, Inc.(1)	6,768	3,352
	Shares	Value

Health Care—continued
Natera, Inc.(1)	8,560	$ 1,210
Thermo Fisher Scientific, Inc.	1,771	881
UnitedHealth Group, Inc.	4,538	2,377
		18,575

Industrials—4.6%
Deere & Co.	2,559	1,201
Eaton Corp. plc	4,503	1,224
Emerson Electric Co.	8,158	894
Fair Isaac Corp.(1)	881	1,625
GE Vernova, Inc.	1,749	534
General Electric Co.	6,997	1,401
Honeywell International, Inc.	2,377	503
Rockwell Automation, Inc.	2,661	688
Union Pacific Corp.	4,809	1,136
		9,206

Information Technology—42.8%
Adobe, Inc. (1)	4,416	1,694
Apple, Inc.	84,862	18,850
Applied Materials, Inc.	17,814	2,585
AppLovin Corp. Class A(1)	3,074	815
ARM Holdings plc ADR(1)	6,475	691
ASML Holding N.V. Registered Shares	783	519
Autodesk, Inc.(1)	7,173	1,878
Broadcom, Inc.	20,032	3,354
Crowdstrike Holdings, Inc. Class A(1)	3,511	1,238
HubSpot, Inc.(1)	1,447	827
Lattice Semiconductor Corp.(1)	5,827	306
Microsoft Corp.	55,574	20,862
NVIDIA Corp.	209,350	22,689
Onto Innovation, Inc.(1)	2,979	361
Palantir Technologies, Inc. Class A(1)	10,815	913
QUALCOMM, Inc.	15,834	2,432
Roper Technologies, Inc.	1,476	870
Salesforce, Inc.	7,921	2,126
Workday, Inc. Class A(1)	7,058	1,648
		84,658

	Shares	Value

Materials—0.4%
Vulcan Materials Co.	3,442	$ 803
Utilities—0.5%
Vistra Corp.	9,265	1,088
Total Common Stocks (Identified Cost $76,720)		193,034

Total Long-Term Investments—97.5% (Identified Cost $76,720)		193,034

Short-Term Investment—0.3%
Money Market Mutual Fund—0.3%
State Street Institutional U.S. Government Money Market Fund - Institutional Shares (seven-day effective yield 4.213%)(2)	502,127	502
Total Short-Term Investment (Identified Cost $502)		502

TOTAL INVESTMENTS—97.8% (Identified Cost $77,222)		$193,536
Other assets and liabilities, net—2.2%		4,372
NET ASSETS—100.0%		$197,908

Abbreviations:
ADR	American Depositary Receipt
plc	Public Limited Company
S&P	Standard & Poor’s

Footnote Legend:
(1)	Non-income producing.
(2)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
The following table summarizes the value of the Fund’s investments as of March 31, 2025, based on the inputs used to value them (See Security Valuation Note 1 in the Notes to Schedule of Investments):
	Total Value at March 31, 2025	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$193,034	$193,034
Money Market Mutual Fund	502	502
Total Investments	$193,536	$193,536
There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at March 31, 2025.
There were no transfers into or out of Level 3 related to securities held at March 31, 2025.
See Notes to Schedule of Investments

VIRTUS Silvant Large-Cap Growth Stock Fund
NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)
March 31, 2025
Note 1. Security Valuation
The Fund’s Board of Trustees has designated the investment adviser as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Investment Company Act of 1940. The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
•	Level 1 – quoted prices in active markets for identical securities (security types generally include listed equities).
•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 – prices determined using significant unobservable inputs (including the investment adviser’s Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Illiquid, restricted equity securities and illiquid private placements are internally fair valued by the investment adviser’s Valuation Committee, and are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Fund fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange-Traded Funds (“ETFs”), and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Listed derivatives, such as options, that are actively traded are valued at the last posted settlement price from the exchange where they are principally traded and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
For additional information about significant accounting policies, refer to the Fund’s most recent semi or annual financial statements.
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